SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 3, 2004

WASHINGTON MUTUAL, INC.
(Exact name of Registrant as specified in its charter)

Washington	1-14667	91-1653725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 461-2000

ITEM 7.  Financial Statements and Exhibits

c.  Exhibits

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit	Description

(99.1)	Memorandum to directors and executive officers, dated August 3, 2004

ITEM 11.  Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

On August 3, 2004, Washington Mutual, Inc. (the "Company") sent a Blackout Notice - 401(k) Conversion memorandum to its directors and executive officers informing them that a blackout period will be in effect from August 25, 2004 through September 30, 2004 prohibiting them from directly or indirectly purchasing, selling or otherwise acquiring or transferring any equity securities of the Company (or derivative securities of those equity securities, such as stock options).  This memorandum was provided as a cautionary matter to ensure compliance with Section 306(a) of the Sarbanes-Oxley Act of 2002.

A copy of the memorandum is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

On August 3, 2004, the Company received the notice required by section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2004		WASHINGTON MUTUAL, INC.
	By:	/s/ Fay L. Chapman Fay L. Chapman Executive Vice President